SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 12, 1995



                        North Atlantic Technologies, Inc.
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             (Exact name of registrant as specified in its charter)
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                                    Minnesota
                 (State or other jurisdiction of incorporation )
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           2-85984-C                                 41-1390785
    (Commission File Number)              (IRS Employer Identification No.)



         8120 Penn Avenue South, Suite 435, Bloomington, Minnesota 55431
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               (Address of principal executive offices) (Zip Code)
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                                 (612) 888-8553
                         (Registrant's telephone number)
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ITEM 5.           OTHER EVENTS.

         The North Atlantic Technologies, Inc. ( the "Company") $ 1,993,000 subordinated debentures matured on November 15, 1995. As of such date the Company did not have the cash necessary to meet its principal and interest payment obligations arising from the maturation of the debentures. The Company believes that it will be unable to make payment in accordance with the terms of the debentures at any time in the future.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                           NORTH ATLANTIC TECHNOLOGIES, INC.


Dated: December 12, 1995              By:  /s/ Bruce A. Watson
                                           Bruce A. Watson
                                           President and Chief Executive Officer


Dated: December 12, 1995              By:  /s/ David R. Paulin
                                           David R. Paulin
                                           Treasurer and Chief Financial Officer